                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         COMMISSION FILE NUMBER 1-10463

                               THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                                    N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                         THE EMERGING GERMANY FUND INC.
                             ONE BATTERY PARK PLAZA
                            NEW YORK, NEW YORK 10004

                                                                  MARCH 15, 1996

Dear stockholder:

    We are pleased to provide you with the Proxy Statement and proxy card for the Fund's 1996 Annual Meeting of Stockholders. Of particular importance on the agenda this year is a proposal to amend two of the Fund's fundamental investment policies. Your investment adviser believes that the amended investment policies would increase the Fund's flexibility to allocate its assets across the entire spectrum of the German market and to take greater advantage of attractive investment opportunities elsewhere in Europe. We urge you to read the enclosed Proxy Statement for a description of the proposed amendment.

    As explained in the enclosed Proxy Statement, approval of the proposed amendment requires the affirmative vote of either a majority of the Fund's outstanding shares or 67% of a quorum consisting of at least a majority of the outstanding shares. For your shares to be counted, they must be voted. If your shares are held by a bank, broker or other nominee, you must instruct the nominee how to vote those shares by returning the enclosed proxy. If you owned shares of the Fund on March 8, 1996, the record date for the Annual Meeting, you may still vote on the proposals even if you sold your shares after March 8, 1996.

    If you have any questions about this important matter, please telephone the Fund's proxy solicitors at 1-800-223-2064.

    We thank you for your cooperation.

                               Very truly yours,

Hansgeorg B. Hofmann                              Theodor Schmidt-Scheuber
Chairman                                          President

                         THE EMERGING GERMANY FUND INC.
                                 75 WALL STREET
                            NEW YORK, NEW YORK 10005

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 1996
                            ------------------------

To our stockholders:

    Notice is hereby given that an Annual Meeting of Stockholders of The Emerging Germany Fund Inc. (the "Fund") will be held at 10:00 a.m. on April 26, 1996 at The Metropolitan Club, 1 East 60th Street, New York, New York 10022, for the following purposes:

    (1) To elect four Directors of the Fund, each to hold office for a term of three years and until his successor is duly elected and qualified.

    (2) To act upon a proposal to amend the Fund's investment policies (i) to reduce from 90% to 65% the minimum amount of the Fund's total assets required to be invested in equity and equity-linked securities of German companies and (ii) to authorize the Fund to invest in such securities without any restrictions based on the size of German companies.

    (3) To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent accountants of the Fund for the Fund's fiscal year ending December 31, 1996.

    (4) To consider and act upon any other business that may properly come before the meeting or any adjournment thereof.

    Only holders of Common Stock of record at the close of business on March 8, 1996 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

                                          By Order of the Board of Directors
                                          Alexandra Simou
                                          SECRETARY

Dated: March 15, 1996
New York, New York

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND. TO SAVE THE FUND THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL IN YOUR PROXY PROMPTLY.

                         THE EMERGING GERMANY FUND INC.
                                 75 WALL STREET
                            NEW YORK, NEW YORK 10005

                           ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 1996
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

    This Proxy Statement is furnished by the Board of Directors of The Emerging Germany Fund Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. on April 26, 1996 at The Metropolitan Club, 1 East 60th Street, New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors, FOR amendment of the Fund's investment policies and FOR ratification of the selection of the Fund's independent accountants. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

    The close of business on March 8, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 14,008,334 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate shares of one vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about March 15, 1996.

    The Fund intends to treat properly executed proxies that are marked "abstain" and broker "non-votes" as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Because of the affirmative votes required for Proposal 2, abstentions and broker non-votes will have the same effect as votes "against" such proposal.

    In the event that a quorum is present at the Meeting but sufficient votes to approve one or more proposals are not cast, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those proxies which they are entitled to vote for any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any such adjournment. A stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    All references in this Proxy Statement to "$" are to U.S. dollars.

    The date of this Proxy Statement is March 15, 1996.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Fund's Articles of Incorporation and By-laws provide that the Board of Directors is to be divided into three classes of Directors. The Directors in each class serve three-year terms, with one class being elected each year. The term of one class will expire each year. The term of office for Directors in Class II expires at the Meeting, for Directors in Class III at the Annual Meeting of Stockholders in 1997 and for Directors in Class I at the Annual Meeting of Stockholders in 1998.

    Four Class II nominees are named in this Proxy Statement. If elected, the Class II Directors will serve a three-year term to expire at the Annual Meeting of Stockholders in 1999 and until their successors are duly elected and qualified. With the exception of Rolf Passow, each of the nominees was last elected to the Board of Directors at the Annual Meeting of Stockholders in 1993. Mr. Passow was elected as a Director by the Board of Directors in April 1995.

    Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the accompanying form of proxy in accordance with their judgment. Election of each nominee requires the affirmative vote of a plurality of the votes cast at the Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

    The following table provides information concerning the Class II nominees for election as Directors.

                     CLASS II (TERM EXPIRES AT THE MEETING)

                                                                                               SHARES OF COMMON
                                                                                              STOCK BENEFICIALLY
                                                                                              OWNED DIRECTLY OR
                                    POSITION WITH       PRINCIPAL OCCUPATION DURING PAST 5      INDIRECTLY AT
     NAME, ADDRESS AND AGE               FUND              YEARS AND OTHER AFFILIATIONS        MARCH 1, 1996(1)
--------------------------------  ------------------  --------------------------------------  ------------------
Hansgeorg B. Hofmann(*)           Chairman and        Deputy Chairman, Kleinwort Benson               --
Dresdner Bank AG                   Director            Group plc (since 1995); Member, Board
Jurgen-Ponto-Platz 1                                   of Managing Directors, Dresdner Bank
60301 Frankfurt                                        AG (since 1995); Deputy Member, Board
Germany                                                of Managing Directors, Dresdner Bank
Age 52                                                 AG (since 1994); Senior General
                                                       Manager, Dresdner Bank AG
                                                       (1989-1994); Managing Director,
                                                       Shearson Lehman Hutton International
                                                       (1987-1989); Managing Director,
                                                       Merrill Lynch Europe Limited
                                                       (1979-1987); Managing Director,
                                                       Merrill Lynch Capital Markets
                                                       (1979-1987)

James E. Dowd                     Director            Attorney/Consultant (since 1982);             1,074
571 Hayward Mill Road                                  Director, Trustee or Managing General
Concord, MA 01742                                      Partner of various registered
Age 73                                                 investment companies managed by
                                                       Federated Investors (since 1982);
                                                       President, Boston Stock Exchange
                                                       (1969-1982); Member of Panel of
                                                       Arbitrators, New York Stock Exchange,
                                                       Inc. (since 1986); Member of Panel of
                                                       Arbitrators, National Association of
                                                       Securities Dealers, Inc. (since 1984)

                                                                                               SHARES OF COMMON
                                                                                              STOCK BENEFICIALLY
                                                                                              OWNED DIRECTLY OR
                                    POSITION WITH       PRINCIPAL OCCUPATION DURING PAST 5      INDIRECTLY AT
     NAME, ADDRESS AND AGE               FUND              YEARS AND OTHER AFFILIATIONS        MARCH 1, 1996(1)
--------------------------------  ------------------  --------------------------------------  ------------------
Siegfried A. Kessler              Director            Retired; Chairman, Carl Zeiss Inc.            1,000
52 Heritage Road                                       (New York) (1981-1982) and President
Hilton Head Island, SC 29925                           (1965-1981) (sale, distribution and
Age 78                                                 service of scientific instruments);
                                                       President, Carl Zeiss Canada Ltd.
                                                       (sale, distribution and service of
                                                       scientific instruments and optical
                                                       products) (1965-1985)

Rolf Passow(*)                    Director            Chief Executive (since 1992) and                --
Deutscher Investment-                                  Managing Director (1987-1992),
 Trust Gesellschaft fur                                Deutscher Investment-Trust
 Wertpapieranlagen mbH                                 Gesellschaft fur Wertpapieranlagen
Mainzer Landstrasse 11-13                              mbH; Chief Executive, dresdnerbank
60329 Frankfurt Germany                                investment management
Age 56                                                 Kapitalanlagegesellschaft mbH (since
                                                       1992); Member, Board of Managing
                                                       Directors, Frankfurter
                                                       Wertpapierborse (Frankfurt Stock
                                                       Exchange) (1992-1993); Chairman,
                                                       Advisory Management Council, Dresdner
                                                       Kleinwort Benson International
                                                       Management Services Ltd. (since 1995)

    CONTINUING DIRECTORS. The remaining Directors currently serving on the Board of Directors consist of three Class III Directors and four Class I Directors. None of such Directors is a nominee for election at the Meeting. All such Directors will continue in office after the Meeting for the terms shown below.

    The following table provides information concerning the Class III Directors.

                         CLASS III (TERM EXPIRES 1997)

                                                                                               SHARES OF COMMON
                                                                                              STOCK BENEFICIALLY
                                                                                              OWNED DIRECTLY OR
                                    POSITION WITH       PRINCIPAL OCCUPATION DURING PAST 5      INDIRECTLY AT
     NAME, ADDRESS AND AGE               FUND              YEARS AND OTHER AFFILIATIONS        MARCH 1, 1996(1)
--------------------------------  ------------------  --------------------------------------  ------------------
Gottfried W. Perbix               Director            President, Perbix International, Inc.         1,000
293 Saugatuck Avenue                                   (management consulting) (1980-1994);
Westport, CT 06880                                     Director, American Profol Inc.
Age 66                                                 (plastic film manufacturers) (since
                                                       1993); Sole Proprietor, Perbix
                                                       Associates (executive search) (since
                                                       1978)

Jacob Saliba                      Director            Director (since 1994), Chairman               6,000
770 Boylston Street,                                   (1988-1994) and Chief Executive
Apt. 11I                                               Officer (1988-1993), Katy Industries,
Boston, MA 02199                                       Inc. (diversified manufacturing and
Age 82                                                 oil and related services); President
                                                       and Chief Operating Officer, Katy
                                                       Industries, Inc. (1968-1987);
                                                       Director, CEGF Compagnie des
                                                       Entrepots et Gares Frigorifiques
                                                       (cold storage warehouses) (since
                                                       1989); Director, Schon & Cie AG
                                                       (manufacturer of machinery) (since
                                                       1990); Director, Syratech Corp.
                                                       (manufacturer of household
                                                       furnishings) (since 1992)

Theodor Schmidt-                  President, Chief    Chairman and Chief Executive Officer,           --
 Scheuber(*)                       Executive Officer   Dresdner-NY Inc. (since 1994);
Dresdner-NY Inc.                   and Director        President, Dresdner Securities (USA)
75 Wall Street                                         Inc. (1972-1994)
New York, NY 10005
Age 61

    The following table provides information concerning the Class I Directors.

                          CLASS I (TERM EXPIRES 1998)

                                                                                               SHARES OF COMMON
                                                                                              STOCK BENEFICIALLY
                                                                                              OWNED DIRECTLY OR
                                    POSITION WITH       PRINCIPAL OCCUPATION DURING PAST 5      INDIRECTLY AT
     NAME, ADDRESS AND AGE               FUND              YEARS AND OTHER AFFILIATIONS        MARCH 1, 1996(1)
--------------------------------  ------------------  --------------------------------------  ------------------
Theodore J. Coburn                Director            President, Brown, Coburn & Co.                  --
17 Cotswold Road                                       (Consulting) (since 1991); Student,
Brookline, MA 02146                                    Harvard University Graduate School of
Age 42                                                 Education (since 1992) and Harvard
                                                       University Divinity School (since
                                                       1991); Senior Vice President,
                                                       Prudential Securities Inc.
                                                       (1986-1991); Managing Director,
                                                       Equity Transactions Group,
                                                       Prudential-Bache Capital Funding
                                                       (1986-1991); Director, Prudential
                                                       Securities Inc. (1986-1991);
                                                       Director, Nicholas-Applegate Fund,
                                                       Inc. (since 1987); Trustee,
                                                       Nicholas-Applegate Investment Trust
                                                       (since 1993); Director, Measurement
                                                       Specialities, Inc. (since 1995);
                                                       Director, Moovies, Inc. (since 1995)

Robert J. Birnbaum                Director            Director, Chicago Mercantile Exchange         1,000
313 Bedford Road                                       (since 1990); Trustee, Liberty
Ridgewood, N.J. 07450                                  All-Star Growth Fund, Inc. (since
Age 68                                                 1995); Trustee, Colonial Funds (since
                                                       1995); Trustee, Liberty All-Star
                                                       Equity Fund, Inc. (since 1994);
                                                       Special Counsel, Dechert Price &
                                                       Rhoads (law firm) (1988-1993);
                                                       President and Chief Operating
                                                       Officer, New York Stock Exchange,
                                                       Inc. (1985-1988); President and Chief
                                                       Operating Officer, American Stock
                                                       Exchange, Inc. (1977-1985)

                                                                                               SHARES OF COMMON
                                                                                              STOCK BENEFICIALLY
                                                                                              OWNED DIRECTLY OR
                                    POSITION WITH       PRINCIPAL OCCUPATION DURING PAST 5      INDIRECTLY AT
     NAME, ADDRESS AND AGE               FUND              YEARS AND OTHER AFFILIATIONS        MARCH 1, 1996(1)
--------------------------------  ------------------  --------------------------------------  ------------------
Carroll Brown                     Director            President, The American Council on              --
The American Council                                   Germany (since 1988); Foreign Service
 on Germany                                            Officer, United States Department of
14 East 60th Street                                    State (1957-1988)
Suite 606
New York, NY 10022
Age 67

George N. Fugelsang(*)            Director            Senior General Manager and Chief                --
Dresdner Bank AG                                       Executive North America, Dresdner
75 Wall Street                                         Bank AG (since 1994); President,
New York, NY 10005                                     Director and Chief Executive Officer,
Age 55                                                 Dresdner Securities (USA) Inc. (since
                                                       1994); Director, Dresdner-NY Inc.
                                                       (since 1994); Managing Director,
                                                       Morgan Stanley & Company, Inc.
                                                       (1986-1994)

------------------------
(1) All Directors and officers as a group beneficially owned less than 1% of the outstanding Common Stock of the Fund at March 1, 1996.

(*) Interested person of the Fund (as defined in the Investment Company Act of 1940, as amended). Mr. Fugelsang is an interested person of the Fund because of his affiliation with Dresdner Bank AG, Dresdner Securities (USA) Inc., the Fund's investment adviser and manager, and Dresdner-NY Inc., which is a wholly owned subsidiary of Dresdner Securities (USA) Inc.; Mr. Hofmann is an interested person of the Fund because of his affiliation with Dresdner Bank AG; Mr. Passow is an interested person of the Fund because of his affiliation with Deutscher Investment-Trust Gesellschaft fur Wertpapieranlagen mbH and dresdnerbank investment management Kapitalanlagegesellschaft mbH, which are wholly owned subsidiaries of Dresdner Bank AG; and Mr. Schmidt-Scheuber is an interested person of the Fund because of his affiliation with Dresdner-NY Inc.

OTHER INFORMATION REGARDING DIRECTORS

    The Fund pays each of its Directors who is not an interested person of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), an annual fee of $7,500, plus $750 for each Board of Directors meeting attended. During the fiscal year ended December 31, 1995, all such Directors as a group received from the Fund aggregate fees amounting to $77,250. In addition, the Fund reimburses Directors not affiliated with Dresdner Securities (USA) Inc., the Fund's investment adviser and manager ("Dresdner Securities"), for travel and out-of-pocket expenses incurred in connection with meetings of the Board. Other than the fees described above, the Fund does not pay its Directors any amounts as compensation for their service on the Board of Directors. The following table sets forth for each Director receiving compensation from the Fund the amount of such compensation paid by the Fund during the fiscal year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                    PENSION OR
                                                                    RETIREMENT    ESTIMATED
                                                                     BENEFITS      ANNUAL      TOTAL COMPENSATION
                                                      AGGREGATE     ACCRUED AS    BENEFITS     FROM FUND AND FUND
                                                    COMPENSATION   PART OF FUND     UPON        COMPLEX PAID TO
NAME OF DIRECTOR                                      FROM FUND      EXPENSES    RETIREMENT        DIRECTORS
--------------------------------------------------  -------------  ------------  -----------  --------------------
Robert J. Birnbaum................................   $    11,250        --           --            $   11,250
Carroll Brown.....................................        10,500        --           --                10,500
Theodore J. Coburn................................        11,250        --           --                11,250
James E. Dowd.....................................        11,250        --           --                11,250
Siegfried A. Kessler..............................        11,250        --           --                11,250
Gottfried W. Perbix...............................        10,500        --           --                10,500
Jacob Saliba......................................        11,250        --           --                11,250
                                                    -------------                                    --------
    Total.........................................   $    77,250                                   $   77,250
                                                    -------------                                    --------
                                                    -------------                                    --------

    During the fiscal year ended December 31, 1995, the Board of Directors met five times. Each Director attended at least 75% of the total number of meetings of the Board and each Committee of the Board of which he was a member held during the period in which he served.

    The Board of Directors has an Audit Committee presently composed of Messrs. Perbix, Dowd and Kessler, none of whom is an interested person of the Fund (as defined in the 1940 Act). The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee held two meetings during the fiscal year ended December 31, 1995.

    The Board of Directors has no compensation or nominating committees, or other committees performing similar functions.

EXECUTIVE OFFICERS OF THE FUND

    The executive officers of the Fund are chosen each year at the meeting of the Board of Directors held in connection with the Annual Meeting of Stockholders, to hold office until the meeting of the Board of Directors held in connection with the next Annual Meeting of Stockholders and until their successors are chosen and qualified. Each of the current executive officers has served in the positions indicated below since April 1995, except for Mr. Doenges, who has served in his current position since the Fund commenced investment operations in April 1990. No executive officers of the Fund receive any compensation from the Fund for their services as executive officers.

    The following table presents information about the executive officers of the Fund, other than as shown above.

                                                                      PRINCIPAL OCCUPATION DURING PAST 5
        NAME, ADDRESS AND AGE             POSITION WITH FUND             YEARS AND OTHER AFFILIATIONS
--------------------------------------  -----------------------  ---------------------------------------------
Markus W. Bischofberger                 Vice President           Senior Vice President, Dresdner Securities
Dresdner Securities                                               (USA) Inc. (since 1994); Senior Vice
 (USA) Inc.                                                       President, Dresdner Bank (Schweiz) AG,
75 Wall Street                                                    Zurich (1988-1994)
New York, NY 10005
Age 38
Herbert H. Doenges                      Vice President           Senior Vice President, Dresdner Securities
Dresdner Securities                                               (USA) Inc. (since 1989); Managing Director,
 (USA) Inc.                                                       Dresdner Securities (Asia) Ltd., Tokyo
75 Wall Street                                                    Branch (1986-1989)
New York, NY 10005
Age 57
Edward P. Reginald Jr.                  Treasurer                Vice President, Dresdner Securities (USA)
Dresdner Securities                                               Inc. (since 1995); Assistant Vice President,
 (USA) Inc.                                                       Dresdner Securities (USA) Inc. (1989-1995)
75 Wall Street
New York, NY 10005
Age 43
Alexandra Simou                         Secretary                Vice President, Dresdner Securities (USA)
Dresdner Securities                                               Inc. (since 1995); Assistant Vice President,
 (USA) Inc.                                                       Dresdner Securities (USA) Inc. (1989-1995)
75 Wall Street
New York, NY 10005
Age 43

                      PROPOSAL TO APPROVE AN AMENDMENT TO
                         THE FUND'S INVESTMENT POLICIES
                                  (PROPOSAL 2)

    At the Meeting, stockholders will be asked to vote on a proposal to amend certain investment policies of the Fund. Adoption of the proposal would (1) reduce from 90% to 65% the minimum amount of the Fund's total assets required under normal market conditions to be invested in equity and equity-linked securities of German companies and (2) authorize the Fund to invest in such securities without any restrictions based on the size of German companies, by eliminating the current requirement that a minimum of 60% of the Fund's total assets be invested in equity and equity-linked securities of medium- and smaller-sized German companies. Under these amended policies, the Fund could invest up to 35% of its total assets in equity and equity-linked securities of European companies outside of Germany and up to 100% of its total assets in equity and equity-linked securities of larger-sized German companies. Adoption of the proposal would not change the Fund's investment objective of long-term capital appreciation, the types of securities in which the Fund may invest, or the Fund's fundamental investment restrictions.

    If stockholders approve Proposal 2, the Fund will continue to invest primarily in equity and equity-linked securities of German companies. Although this investment mandate will remain unchanged, Dresdner Securities believes the amended policies will increase the Fund's flexibility to allocate its assets across the entire spectrum of the German market and to take greater advantage of attractive investment opportunities elsewhere in Europe.

VOTE REQUIRED FOR APPROVAL OF PROPOSAL 2

    Approval of Proposal 2 will require the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, which is defined by the 1940 Act as the lesser of (1) 67% or more of the Fund's shares present or represented at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund's outstanding shares.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE FOR PROPOSAL 2.

CURRENT INVESTMENT POLICIES

    The Fund's investment objective is to obtain long-term capital appreciation. The Fund currently seeks to achieve this objective in accordance with investment policies that require it under normal market conditions to invest (1) at least 90% of its total assets in equity and equity-linked securities of German companies and (2) at least 60% of its total assets in equity and equity-linked securities of medium- and smaller-sized German companies. These investment policies are fundamental and may not be changed without a majority vote of the Fund's stockholders (as defined in the 1940 Act).

    The Fund defines "German companies" to mean companies (1) that maintain a principal office in Germany and (2)(a) whose securities are traded principally on a German stock exchange or (b) that have at least 50% of the value of their assets in Germany or (c) that derive at least 50% of their total revenue from operations in Germany. For purposes of the Fund's current investment policies, "medium- and smaller-sized German companies" are defined as those companies that, at the time of investment, are other than the 20 largest German companies as measured by market capitalization. At January 29, 1995, the market capitalization of the 21st largest German company was approximately $5.6 billion. At the same date, the stocks of the 20 largest German companies, as measured by market capitalization, accounted in the aggregate for approximately 61% of the German stock market's total capitalization. Under its current investment policies, the Fund is permitted, but not required, to invest up to 40% of its total assets in equity or equity-linked securities of the 20 largest German companies.

    The Fund currently may invest up to 10% of its total assets in equity and equity-linked securities of European companies outside of Germany. The Fund defines "European companies" to mean companies (1) that maintain a principal office in a European country and (2)(a) whose securities are traded principally on a European stock exchange or (b) that have at least 50% of the value of their assets in Europe or (c) that derive at least 50% of their total revenue from operations in Europe. For purposes of the Fund's current investment policies, Europe consists of (in addition to Germany) the following countries: Austria, Belgium, Denmark, Finland, France, Greece, Italy, Iceland, Ireland, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom of Great Britain and Northern Ireland and the countries of Eastern Europe. The Fund defines Eastern Europe to include the following countries: the Republic of Albania, the Republic of Bulgaria, the Czech Republic, the Republic of Hungary, the Republic of Poland, Romania, the Slovak Republic, all countries formerly part of the Federal Republic of Yugoslavia, and all countries west of the Ural Mountains that were formerly a part of the Union of Soviet Socialist Republics (including the Russian Federation, the Republic of Belarus, the Republic of Estonia, the Republic of Latvia, the Republic of Lithuania and the Ukraine).

PROPOSED INVESTMENT POLICIES

    Dresdner Securities has recommended, and the Board of Directors has unanimously approved and authorized for submission to stockholders, an amendment to the Fund's investment policies that would (1) reduce from 90% to 65% the minimum amount of the Fund's total assets required to be invested in equity and equity-linked securities of German companies and (2) authorize the Fund to invest in such securities without any restrictions based on the size of German companies, by eliminating the current requirement that a minimum of 60% of the Fund's total assets be invested in equity and equity-linked securities of medium- and smaller-sized German companies. Upon approval of Proposal 2, the Fund also would implement certain new non-fundamental investment policies approved by the Board of Directors.

    MINIMUM INVESTMENT IN GERMAN COMPANIES. Approval of Proposal 2 would preserve the Fund's current investment mandate to invest primarily in equity and equity-linked securities of German companies while providing the Fund with the long-term flexibility to take greater advantage of attractive investment opportunities elsewhere in Europe. The Fund is currently required under normal market conditions to invest at least 90% of its total assets in German companies (and is thus effectively subject to a limit of 10% of its total assets in its investments in European companies outside of Germany). Under the amended investment policies, the Fund would be permitted, but would not be required, to invest up to 35% of its total assets in equity and equity-linked securities of European companies outside of Germany. The Fund would continue to be permitted to invest up to 100% of its total assets in German equity and equity-linked securities.

    Dresdner Securities has advised the Board of Directors that in view of developments in Europe which include economic and political convergence, investments in securities of European companies outside of Germany offer significant growth potential. In addition, such investments may enable the Fund to benefit from exposure to industries or sectors which are not part of the German market, such as the fossil oil or raw materials sectors. Further, as individual economies in many Eastern European countries experience market-sector development with additional privatization of industries and increasingly effective management, those economies present favorable investment environments for foreign investors.

    Investments in Eastern European countries involve significant risk, and investment opportunities in many of these countries are currently limited. In view of these considerations, the Board of Directors has approved two new non-fundamental investment policies that would become effective upon approval of Proposal 2 . The first policy would limit total investment in Eastern European equities to 20% of the value of the Fund's total assets. The second policy would limit the Fund's investments in companies in any single Eastern European country to 10% of total assets.

    ELIMINATION OF GERMAN COMPANY SIZE RESTRICTION. Approval of Proposal 2 would permit the Fund to seek long-term capital appreciation from its investments in German equities without restrictions based on the size of German issuers. The Fund is currently required under normal market conditions to invest at least 60% of its total assets in equity and equity-linked securities of medium- and smaller-sized German companies (and is thus effectively subject to a limit of 40% of total assets in its investments in the 20 largest German companies). If stockholders approve the amended investment policies, the Fund would continue to be permitted to invest up to 100% of its total assets in equities of medium- and smaller-sized German companies, but would no longer be subject to a minimum investment requirement. In addition, the Fund would be permitted to invest in equities of the 20 largest German companies ("large capitalization stocks") without limitation.

    Dresdner Securities has advised the Board of Directors that removal of the size restriction could benefit the Fund's investment performance by giving Dresdner Securities greater flexibility to determine how best to allocate the Fund's assets across the entire spectrum of the German market based on market conditions. Approval of Proposal 2 would afford Dresdner Securities the ability to adjust the Fund's portfolio holdings from time to time to take advantage of differences in performance among large, medium and small capitalization stocks. For example, large capitalization stocks generally have out-performed stocks of medium-and smaller-sized companies over the past five years. If this trend continues, and if the amended investment policies are approved, the Fund's ability to benefit from the comparatively more favorable performance of the large capitalization stocks no longer will be constrained by the 40% limitation on investment in such equities.

    TRANSITION. If Proposal 2 is approved, the Fund's investment portfolio is expected to be adjusted gradually in accordance with the amended investment policies. Such adjustment may cause higher than normal portfolio turnover due to sales of portfolio securities. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund would bear.

                                RATIFICATION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 3)

    At a meeting held on December 8, 1995, a majority of the members of the Board of Directors who are not interested persons (as defined in the 1940 Act) of the Fund approved the selection of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as independent accountants of the Fund for the fiscal year ending December 31, 1996. Audit services performed for the Fund by Coopers & Lybrand during the fiscal year ended December 31, 1995 included examination of the Fund's financial statements. Coopers & Lybrand has informed the Fund that it has no material direct or indirect interest in the Fund.

    A representative of Coopers & Lybrand is expected to be present at the Meeting to answer appropriate questions concerning the Fund's financial statements and will have an opportunity to make a statement if such representative chooses to do so.

    It is intended that the persons named in the accompanying form of proxy will vote for ratification of the selection of Coopers & Lybrand.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND AS THE FUND'S INDEPENDENT ACCOUNTANTS.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    At March 1, 1996, there were no persons who were known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of Common Stock.

    Under U.S. federal securities laws, the Fund's directors and executive officers, persons who own more than 10% of the Fund's Common Stock, and certain other persons, including persons affiliated with the Fund's investment adviser and manager, are required to file reports with respect to their initial ownership of the Fund's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. The Fund is required to disclose in this Proxy Statement any failure by any such person to file these reports during fiscal year 1995 or prior fiscal years by the due dates established in the applicable securities laws. Except as set forth below, the Fund believes that the foregoing reporting persons complied with the applicable filing requirements. Dresdner Bank AG, the parent company of Dresdner Securities, did not file on a timely basis a report relating to one transaction in the Common Stock. In making this disclosure, the Fund has relied solely on written representations of the persons obligated to file such reports and on copies of the reports filed by such persons and furnished to the Fund.

                                 OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to an adjournment of the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

    THE FUND WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS OF THE FUND FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995. STOCKHOLDERS SHOULD DIRECT REQUESTS FOR THE ANNUAL REPORT TO ALEXANDRA SIMOU, SECRETARY OF THE FUND, BY WRITING TO THE FUND AT 75 WALL STREET, NEW YORK, NEW YORK 10005, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-356-6122.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1997 must be received by the Fund on or before November 18, 1996 in order to be included in the

Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under U.S. federal securities laws.

                           PROXY SOLICITATION MATTERS

    The Fund may solicit proxies delivered by beneficial owners of the Fund's Common Stock in the form of a telephonic proxy or "proxygram." In such event, beneficial stockholders will receive mailgrams from the Fund requesting each stockholder who wishes to vote by proxygram to call the toll-free telephone number provided, furnish the operator with specified information regarding the stockholder and the shares to be voted, and instruct the operator how the stockholder wishes to vote on the proposals described in this Proxy Statement. The operator will then electronically transmit the stockholder's voting instructions to the designated broker, depository institution or other holder with actual voting authority, which then will vote shares held of record by returning a signed proxy card. The operators who receive the foregoing voting instructions will be independent of the Fund.

    The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund, Dresdner Securities or Dresdner Bank AG or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund also has made arrangements with Georgeson & Company Inc. and, in Canada, R-M Trust Company to assist in the solicitation of proxies, if called upon by the Fund, at an aggregate estimated fee of approximately $18,000 plus reimbursement of normal expenses.

                                          By Order of the Board of Directors

                                          Alexandra Simou
                                          SECRETARY

Dated: March 15, 1996
New York, New York

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE FUND.

                                                              PRELIMINARY COPIES

                         THE EMERGING GERMANY FUND INC.
                                 75 WALL STREET
                            NEW YORK, NEW YORK 10005

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD APRIL 26, 1996.

    The undersigned hereby appoints Alexandra Simou and Edward P. Reginald Jr. as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Emerging Germany Fund Inc. (the "Fund") held of record by the undersigned on March 8, 1996 at an Annual Meeting of Stockholders to be held on April 26, 1996 or any adjournment thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other business as may properly come before such Annual Meeting or any adjournment thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

    EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. Comments/Address Changes: ______________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(1) ELECTION OF DIRECTORS
                  / / FOR       / / WITHHOLD      / / FOR ALL EXCEPT

Hansgeorg B. Hofmann      James E. Dowd     Siegfried A. Kessler     Rolf Passow

    If you do not wish your shares voted "FOR" a particular nominee, mark for "For All Except" Box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

(2) APPROVAL OF AMENDMENT TO THE FUND'S INVESTMENT POLICIES.
                    / / FOR        / / AGAINST        / / ABSTAIN

(3) RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.
                    / / FOR        / / AGAINST        / / ABSTAIN

(4) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

RECORD DATE SHARES:
                                           Dated _________________________, 1996
                                           _____________________________________
                                                 Signature of Shareholder
                                           _____________________________________
                                                 Signature of Shareholder

                                           NOTE:  Please  sign  exactly  as name
                                           appears hereon.  Joint owners  should
                                           each  sign. When signing as attorney,
                                           executor, administrator,  trustee  or
                                           guardian,  please give  full title as
                                           such.